Exhibit 99.1

                                CERTIFICATION
                     PURSUANT TO 18 U.S.C. SECTION 1350
                  AS ADOPTED PURSUANT TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Bancorp Rhode Island, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

            (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 7th day of August, 2002.


                                       Bancorp Rhode Island, Inc.


                                       /s/ Merrill W. Sherman
                                       ------------------------------
                                       Merrill W. Sherman
                                       President and
                                       Chief Executive Officer


                                       /s/ Albert R. Rietheimer
                                       ------------------------------
                                       Albert R. Rietheimer
                                       Chief Financial Officer
                                       and Treasurer